                                                            Exhibit No. 10(a)(2)

                     SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of May 5, 1997 (this "Agreement"), is entered into by and among ICF KAISER INTERNATIONAL, INC. ("Borrower"), a Delaware corporation, each of its subsidiaries signatories hereto (each a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors"), the banking institutions signatories hereto (each, a "Bank" and collectively, the "Banks") and CORESTATES BANK, N.A., as agent for the Banks under this Agreement (in such capacity, the "Agent").

                                  WITNESSETH
                                  ----------

     WHEREAS, Borrower, each Subsidiary Guarantor, the Banks and the Agent are parties to a Credit Agreement, dated as of May 6, 1996, as amended as of December 17, 1996, whereby the Banks have agreed to provide a revolving credit facility for loans and for letters of credit;

     WHEREAS, the Borrower and the Subsidiary Guarantors have requested, and the Banks and the Agent have agreed, to further amend the Credit Agreement in certain respects, as provided herein.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

1.  AMENDMENT TO CREDIT AGREEMENT.
    ------------------------------

    a. Clause (1) of Section 2.1(a) is hereby amended to change the Revolver Termination Date defined therein from June 30, 1998, to December 31, 1998, so that such clause, as so amended, shall read as follows:

        (1) Subject to the terms and conditions hereof, each Bank agrees, severally and not jointly with the other Banks, to make revolving credit loans (collectively called the "Revolving Credit Loans" and individually a "Revolving Credit Loan") to Borrower from time to time during the period commencing the date hereof and ending on December 31, 1998, or on any earlier date as provided in Sections 2.7(b) and 10.1 hereof (the "Revolver Termination Date"), in principal amounts not to exceed at any time outstanding in the aggregate the amount set forth opposite the name of each such Bank on Exhibit A hereto under the caption "Revolving Loan Commitment" (each such amount being hereinafter called such Bank's "Revolving Loan Commitment" and collectively, the Banks' "Aggregate Revolving Loan Commitment"). All Loans shall be made by the Banks simultaneously and pro rata in accordance with the Revolving Loan Commitments. The failure of any one or more of the Banks to make Revolving Credit Loans in accordance with its or their obligations shall not relieve the other Banks of their several obligations under this subsection, but in no event shall the aggregate amount at any one time outstanding which any Bank shall be required to lend under this Section 2.1(a), when added to such Bank's Commitment Percentage of Letter of Credit Outstandings at such time, exceed the amount of such Bank's Revolving Loan Commitment at that time.

        b. Article VIII is hereby amended in its entirety so that such Article, as so amended, shall read as follows:

        VIII.  FINANCIAL COVENANTS
               -------------------

        Borrower covenants and agrees that, without the prior written consent of the Required Banks, from and after the date hereof and so long as the Revolving Loan Commitments are in effect or any Obligations remain unpaid or outstanding, Borrower will not:

        8.1    Fixed Charge Coverage.
               ----------------------

        (a) Permit, as of the end of the first fiscal quarter of 1997, the ratio of (i) EBITDA less Capital Expenditures plus Consolidated Lease Expenses of Borrower and its Subsidiaries for such quarter, to (ii) Consolidated Fixed Charges for such quarter to be less than 1.05:1.0.

        (b) Permit, as of the end of the second fiscal quarter of 1997, the ratio of (i) EBITDA less Capital Expenditures plus Consolidated Lease Expenses of Borrower and its Subsidiaries for the six month period ending on June 30, 1997, to (ii) Consolidated Fixed Charges for the six month period ending on June 30, 1997, to be less than 1.05:1.0.

        (c) Permit, as of the end of the third fiscal quarter of 1997, the ratio of (i) EBITDA less Capital Expenditures plus Consolidated Lease Expenses of Borrower and its Subsidiaries for the nine month period ending on September 30, 1997, to (ii) Consolidated Fixed Charges for the nine month period ending on September 30, 1997, to be less than 1.05:1.0.

        (d) Permit, as of the end of any fiscal quarter ending in the period set forth below for the immediately preceding four fiscal quarters, the ratio of
(i) EBITDA less Capital Expenditures plus Consolidated Lease Expenses of Borrower and its Subsidiaries for such period, to (ii) Consolidated Fixed Charges for such period to be less than the ratio set forth below:

               Fiscal Quarters Ending
               ----------------------

               October 1, 1997 through December 31,1998    1.20:1.0


        8.2    Interest Coverage.
               ------------------

        (a) Permit, as of the end of the first fiscal quarter of 1997, the ratio of (i) EBITDA for such period, to (ii) Consolidated Interest Expense for such quarter to be less than 1.5:1.0.

        (b) Permit, as of the end of the second fiscal quarter of 1997, the ratio of (i) EBITDA for the six months ending June 30, 1997, to (ii) Consolidated Interest Expense for the six months ending June 30, 1997, to be less than 1.5:1.0.

        (c) Permit, as of the end of the third fiscal quarter of 1997, the ratio of (i) EBITDA for the nine months ending September 30, 1997, to (ii) Consolidated Interest Expense for the nine months ending September 30, 1997, to be less than 1.5:1.0.

        (d) Permit, as of the end of any fiscal quarter ending in the period set forth below for the immediately preceding four fiscal quarters, the ratio of
(i) EBITDA for such period, to (ii) Consolidated Interest Expense for such period to be less than the ratio set forth below:

               Fiscal Quarter Ending
               ---------------------

               October 1, 1997 through December 31,1998    1.75:1.0

        8.3    Senior Funded Indebtedness to EBITDA.
               -------------------------------------

        (a) Permit, as of the end of the first fiscal quarter of 1997, the ratio of (i) Senior Funded Indebtedness on the last day of such period, to (ii) four (4) times EBITDA for such quarter to be greater than 2.5:1.0.

        (b) Permit, as of the end of the second fiscal quarter of 1997, the ratio of (i) Senior Funded Indebtedness on the last day of the six months ending June 30, 1997, to (ii) two (2) times EBITDA for the six months ending June 30, 1997, to be greater than 2.5:1.0.

        (c) Permit, as of the end of the third fiscal quarter of 1997, the ratio of (i) Senior Funded Indebtedness on the last day of the nine months ending September 30, 1997, to (ii) one and one-third (1 1/3) times EBITDA for the nine months ending September 30, 1997, to be greater than 2.5:1.0.

        (d) Permit, as of the end of any fiscal quarter ending in the period set forth below, the ratio of Senior Funded Indebtedness on the last day of any such fiscal quarter to EBITDA as of such day for the immediately preceding four fiscal quarters to be greater than the ratio set forth below:

               Fiscal Quarter Ending
               ---------------------

               October 1, 1997 through December 31,1998    2.5:1.0


        8.4    Indebtedness for Borrowed Money to Total Capitalization.  Permit
               --------------------------------------------------------
the ratio of Indebtedness for Borrowed Money to Total Capitalization on the last day of any fiscal quarter to be greater than .86:1.0.

        8.5    Indebtedness for Borrowed Money to EBITDA.
               ------------------------------------------

        (a) Permit, as of the end of the first fiscal quarter of 1997, the ratio of (i) Indebtedness for Borrowed Money on the last day of such period, to
(ii) four (4) times EBITDA for such quarter to be greater than 6.75:1.0.

        (b) Permit, as of the end of the second fiscal quarter of 1997, the ratio of (i) Indebtedness for Borrowed Money on the last day of the six months ending June 30, 1997, to (ii) two (2) times EBITDA for the six months ending June 30, 1997, to be greater than 6.75:1.0.

        (c) Permit, as of the end of the third fiscal quarter of 1997, the ratio of (i) Indebtedness for Borrowed Money on the last day of the nine months ending September 30, 1997, to (ii) one and one-third (1 1/3) times EBITDA for the nine months ending September 30, 1997, to be greater than 6.75:1.0.

        (d) Permit, as of the end of any fiscal quarter ending in the period set forth below, the ratio of Indebtedness for Borrowed Money on the last day of any such fiscal quarter to EBITDA as of such day for the immediately preceding four fiscal quarters to be greater than the ratio set forth below:

               Fiscal Quarter Ending
               ---------------------

               October 1, 1997 through December 31,1997    6.5:1.0
               January 1, 1998 through December 31, 1998   5.75:1.0


2.      CONDITIONS PRECEDENT.  The Amendment to the Credit Agreement contained
        ---------------------
in Section 1 hereof shall be effective upon satisfaction of the following conditions precedent.

        (a) Evidence of Authorization. The Banks shall have received copies certified by the Secretary or Assistant Secretary of Borrower and each Subsidiary Guarantor of all corporate or other action taken by such party to authorize its execution and delivery and performance of this Amendment, the Security Agreement and the Loan Documents as amended hereby together with such other related papers as the Banks shall reasonably require.

        (b) Documents. The Agent shall have received all certificates, instruments and other documents then required to be delivered pursuant to any Loan Documents, in each instance in form and substance reasonably satisfactory to the Agent and the Banks.

        (c) Other Agreements. Borrower and each Subsidiary Guarantor shall have executed and delivered each other Loan Document required hereunder.

        (d) Change. No material adverse change shall have occurred in the financial condition or prospects of Borrower since December 31, 1996.

3.      REPRESENTATIONS AND WARRANTIES.
        -------------------------------

        The Borrower confirms the accuracy of the representations and warranties made in Article 3 of the Credit Agreement as of the date originally given and restates to the Banks such representations and warranties, as previously amended, on and as of the date hereof as if originally given on such date.

4.      COVENANTS.
        ----------

        (a) The Borrower warrants to the Banks that the Borrower is in compliance and has complied with all covenants, agreements and conditions in each Loan Document on and as of the date hereof, that no Potential Default or Event of Default has occurred and is continuing on the date hereof and that, upon the consummation of the transactions contemplated hereby, no Potential Default or Event of Default shall have occurred and be continuing.

        (b) The Borrowers shall provide to the Agent and its representatives all requested access and assistance as shall be reasonably necessary for such due diligence review as the Agent shall determine is necessary or advisable, including without limitation a collateral audit.

5.      EFFECT OF AGREEMENT.
        --------------------

        This Agreement amends the Loan Documents only to the extent and in the manner herein set forth, and in all other respects the Loan Documents are ratified and confirmed.

6.      COUNTERPARTS.
        -------------

        This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

7.      GOVERNING LAW.
        --------------

        This Agreement and all rights and obligations of the parties hereunder shall be governed by and be construed and enforced in accordance with the laws of Pennsylvania without regard to principles of conflict of law.

        IN WITNESS WHEREOF, Borrower and the Banks have caused this Agreement to be executed by their proper corporate officers thereunto duly authorized as of the day and year first above written.

CORESTATES BANK, N.A.                          ICF KAISER INTERNATIONAL, INC.


By:    /s/ John D. Brady                       By:    /s/ Michael K. Goldman
Name:  John D. Brady                           Name:  Michael K. Goldman
Title: Assistant Vice President                Title: Executive Vice President

BHF-BANK AKTIENGESELLSCHAFT                    SIGNET BANK


By:    /s/ John Sykes                          By:    /s/ Brian M. Haggerty
Name:  John Sykes                              Name:  Brian M. Haggerty
Title: Assistant Vice President                Title: Vice President

By:    /s/ Tony Heyman
Name:  Tony Heyman
Title: Assistant Treasurer

The Subsidiary Guarantors:

CLEMENT INTERNATIONAL               CYGNA GROUP, INC.                   HENRY J. KAISER
CORPORATION.                                                            COMPANY


By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor
    -----------------------             -----------------------             -----------------------
Name: Timothy P. O'Connor           Name: Timothy P. O'Connor           Name: Timothy P. O'Connor
Title: Assistant Treasurer          Title: Assistant Treasurer          Title: Assistant Treasurer

EXCELL DEVELOPMENT                  ICF INFORMATION                     ICF INCORPORATED
CONSTRUCTION, INC.                  TECHNOLOGY, INC.


By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor
    -----------------------             -----------------------             -----------------------
Name: Timothy P. O'Connor           Name: Timothy P. O'Connor           Name: Timothy P. O'Connor
Title: Assistant Treasurer          Title: Assistant Treasurer          Title: Assistant Treasurer

ICF KAISER ENGINEERS                ICF KAISER ENGINEERS                ICF KAISER ENGINEERS
CORPORATION                         (CALIFORNIA)                        MASSACHUSETTS, INC.
                                    CORPORATION


By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor
    -----------------------             -----------------------             -----------------------
Name: Timothy P. O'Connor           Name: Timothy P. O'Connor           Name: Timothy P. O'Connor
Title: Assistant Treasurer          Title: Assistant Treasurer          Title: Assistant Treasurer

ICF KAISER ENGINEERS                ICF KAISER GOVERNMENT               ICF KAISER ENGINEERS,
GROUP, INC.                         PROGRAMS, INC.                      INC.


By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor
    -----------------------             -----------------------             -----------------------
Name: Timothy P. O'Connor           Name: Timothy P. O'Connor           Name: Timothy P. O'Connor
Title: Assistant Treasurer          Title: Assistant Treasurer          Title: Assistant Treasurer

ICF KAISER HOLDINGS                 ICF KAISER HANFORD                  ICF RESOURCES
UNLIMITED, INC.                     COMPANY                             INCORPORATED


By: /s/ Timothy P. O'Connor         By: /s/ Paul Weeks, II              By: /s/ Timothy P. O'Connor
    -----------------------             -----------------------             -----------------------
Name: Timothy P. O'Connor           Name: Paul Weeks, II                Name: Timothy P. O'Connor
Title: Assistant Treasurer          Title: Assistant Secretary          Title: Assistant Treasurer

ICF LEASING                         KE SERVICES                         KE LIVERMORE, INC.
CORPORATION, INC.                   CORPORATION


By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor
    -----------------------             -----------------------             -----------------------
Name: Timothy P. O'Connor           Name: Timothy P. O'Connor           Name: Timothy P. O'Connor
Title: Assistant Treasurer          Title: Assistant Treasurer          Title: Assistant Treasurer

KAISER ENGINEERS AND                KAISER ENGINEERS                    CYGNA CONSULTING
CONSTRUCTORS, INC.                  INTERNATIONAL, INC.                 ENGINEERS & PROJECT
                                                                        MANAGEMENT, INC.

By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor
    -----------------------             -----------------------             -----------------------
Name: Timothy P. O'Connor           Name: Timothy P. O'Connor           Name: Timothy P. O'Connor
Title: Assistant Treasurer          Title: Assistant Treasurer          Title: Assistant Treasurer

TUDOR ENGINEERING                   PCI OPERATING COMPANY,              SYSTEMS APPLICATIONS
COMPANY                             INC.                                INTERNATIONAL, INC.


By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor         By: /s/ Timothy P. O'Connor
    -----------------------             -----------------------             -----------------------
Name: Timothy P. O'Connor           Name: Timothy P. O'Connor           Name: Timothy P. O'Connor
Title: Assistant Treasurer          Title: Assistant Treasurer          Title: Assistant Treasurer
